[***] INDICATES THE PORTION OF THIS EXHIBIT THAT HAS BEEN OMITTED BECAUSE IT IS BOTH (i) NOT MATERIAL AND (ii) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED

Exhibit 10.1 SECOND AMENDMENT OF Multi-Year Sales Agreement

This Second Amendment to the Multi-Year Sales Agreement (the “Second Amendment”), with an effective date of July 1, 2023 (the “Second Amendment Effective Date”) between Roquette Frères, a corporation having its registered office at 1 rue de la Haute Loge, Lestrem (62136), FRANCE, (hereinafter referred to as “Seller”); and
BEYOND MEAT, INC. a corporation organized under the laws of the State of Delaware in the United States of America, having its principal place of business at 888 N. Douglas St., Suite 100, El Segundo, California, USA 90245, (hereinafter referred to as “Buyer”);

herein referred to individually as a “Party” and collectively as the “Parties”

Whereas:

The Parties entered into a Multi-Year Sales Agreement with an effective date January 10, 2020 (the “Agreement”) with a first Amendment with an effective date of August 3, 2022 (the “First Amendment”);

The Parties wish to amend the Agreement and First Amendment;

NOW THEREFORE, in consideration of the mutual covenants and agreement set forth in this Second Amendment, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties agree as follow:

1.Amendment to Section 2.1 as amended by the First Amendment in 1.
In the first amendment, the following is deleted:
2021: [***] Mlbs, [***];
2022: [***] Mlbs, and
2023: [***] Mlbs, [***].

And replaced with the following:

•2021: [***] Mlbs, [***].
•2022: [***] Mlbs, and
•Over the final three years of the Term Buyer shall purchase the remaining Annual Base Quantities of [***] Mlbs, [***].

To be clear, Buyer remains committed to purchase the full Annual Base Quantities by the end of 2025 and the minimum amounts in each of the remaining years.

2.Amendment to Section 2.1
The following is deleted from Section 2.1
Without prejudice to the Annual Base Quantities as mutually agreed by the Parties here above and as part of Buyer’s forecasts pursuant to section 2.4 below, the minimum quantities that Buyer shall order and that Seller shall deliver in any given month shall be [***] Mlbs ([***] pounds).
    Page: 1

3.Amendment to Section 2.2
In Section 2.2, the following is deleted:

After the exhaustion of the Annual Base Quantities, Buyer has the option to buy additional quantities year by year over the Term as follows (hereinafter the “Additional Quantities”):
▪ 2021: [***] Mlbs; and
▪ 2022: [***] Mlbs.

And replaced with the following:

After the exhaustion of the Annual Base Quantities, Buyer has the option to buy additional quantities year by year over the Term (hereinafter the “Additional Quantities”) of a volume that would total up to [***] in purchase price.

4.Amendment to Section 10.1 as amended by the First Amendment:

Section 10. 1 is deleted in its entirety and replaced with the following:

10.1 This Agreement shall enter into force on the date of last signature below (the “Effective
Date”) and, subject to earlier termination in accordance with the provisions contained herein, shall continue in force for an initial term ending on December 31, 2025 and unless or until terminated in accordance with the terms of this Agreement (the “Term”), provided that all obligations of the Parties under this Agreement and Orders accepted by Seller prior to termination shall continue until satisfaction of the Parties' respective obligations in accordance with the terms of this Agreement and the Orders concerned.
5.Amendment to Exhibit A:

The following terms are added at the end of Exhibit A:
[***]

6. 2023 Prepayment

The Buyer agrees to prepay the 2023 minimum volume remaining as of the Second Amendment Effective Date ([***] lbs) for a total payment [***] by [***]. Buyer will issue Orders for the remaining volume throughout 2023 and Seller will fill orders consistent with all other terms in the Agreement.

7.Amendment to Section 14 Notices:

The notice names and addresses listed in Section 14 are deleted in its entirety and replaced with the following:
If to Seller:
Rod Quin
Head of MCM & Europe Food Specialties
101 avenue de la République
59110 LA MADELEINE
And
Charles-Antoine DUBOIS
charles-antoine.dubois@roquette.com
Plant Proteins - Head of Global Sales
101 avenue de la République
59110 LA MADELEINE
With copy to:
Delphine DESRUMAUX
delphine.desrumaux@roquette.com
General Counsel VP Legal and Compliance
101 avenue de la République
59110 LA MADELEINE
    Page: 2

If to Buyer:

Jonathan Nelson
Jonathan.nelson@beyondmeat.com
SVP Operations
Beyond Meat, Inc.
888 N. Douglas St., Suite 100
El Segundo, California, USA 90245

With copy to:
Teri WITTEMAN
Teri.witteman@beyondmeat.com
General Counsel & Secretary
Beyond Meat, Inc.
888 N. Douglas St., Suite 100
El Segundo, California, USA 90245

8.Current Forecast

Both parties agree that the forecast attached as Exhibit 1 is the current Forecast provide by Buyer and subject to all applicable terms in the Agreement specifically section 2.4.

9.Agreement Remaining in Force.

All other terms and conditions as set forth in the Agreement shall remain in full force and effect and any terms not defined herein shall have the meanings set forth in the Agreement

10.Governing Law.

This Second Amendment shall be governed by the provisions in Section 15 Applicable Law and Section 16 Governing Law; Forum sections in the Agreement.

IN WITNESS WHEREOF, the Parties have executed this Agreement as of the date first written above.

BEYOND MEAT, INC            ROQUETTE FRÈRES
Name:    /s/ Jonathan Nelson     Name: /s/ Rod Quin
By:     Jonathan Nelson     By: Rod Quin
Title:    SVP Operations                Title: Head of Global MCM & EU Food Specialties
Dated:    June 30, 2023        Dated:     July 1, 2023

    Page: 3

EXHIBIT A
    Page: 4